SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 23, 2003

ZIMMER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16407 (Commission File Number)	13-4151777 (IRS Employer Identification No.)

345 East Main Street, Warsaw, Indiana 46580
(Address of principal executive offices)

Registrant’s telephone number, including area code: 574/267-6131

Former name or former address, if changed since last report: N/A

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
Earnings Release

ITEM 9. REGULATION FD DISCLOSURE

Results of Operations and Financial Condition

     On April 23, 2003, Zimmer Holdings, Inc. reported its results of operations for the quarter ended March 31, 2003. Zimmer’s earnings release for the quarter is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The attached Exhibit is furnished pursuant to Item 9 and Item 12 of Form 8-K.

     The earnings release attached as Exhibit 99(a) discloses the non-GAAP financial measure of Free Cash Flow. Free Cash Flow has been reconciled to the closely related GAAP financial measure, Cash Flows Provided by Operating Activities, within the earnings release. Management considers Free Cash Flow an important measure of cash flow available for debt repayment, acquisition funding and other investing and financing activities. However, this measure should be considered in addition to, and not as a substitute for, or superior to, other cash flow measures prepared in accordance with GAAP.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIMMER HOLDINGS, INC.

Dated: April 23, 2003

	By:	/s/ SAM R. LENO

Sam R. Leno Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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